Fees Summary	Feb. 24, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 172,596,836
Previously Paid Amount	0
Total Fee Amount	23,835.63
Total Offset Amount	0
Net Fee	$ 23,835.63
Final Prospectus	false